Ex-10.47

                       SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of January 31, 2002 ("Second Amendment Date") by and between FRIT PRT LENDING LLC, a Delaware limited liability company ("Lender") and PRIME RETAIL, L.P., a Delaware limited partnership ("Borrower").

                              W I T N E S S E T H:

     WHEREAS, Lender and Borrower have entered into that certain Loan Agreement, dated as of December 22, 2000 (as amended by First Amendment to Loan Agreement dated as of January 11, 2002, the "Original Loan Agreement", and as further amended by this Amendment, the "Loan Agreement"), providing for a loan to Borrower in the original amount of $90,000,000.00 (the "Loan"); and

     WHEREAS, Borrower and Lender desire to enter into this Amendment in order to amend, modify and supplement certain terms and conditions of the Original Loan Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto amend the Original Loan Agreement, and covenant and agree, as follows:

1. Defined Terms. Terms used herein and not defined herein shall have the meanings provided therefor in the Original Loan Agreement, provided, however, that effective from (and including) January 1, 2002 and thereafter, the term "Applicable Interest Rate" as used in the Loan Agreement shall be and hereby is amended and restated to have the following meaning:

                  "Applicable Interest Rate" shall mean the rate which is the LIBOR Rate plus 975 basis points (9.75%) per annum, which sum shall be rounded up to the nearest one-eighth of one percent (0.125%), and which shall be adjusted on each LIBOR Adjustment Date, provided that the Applicable Interest Rate shall not in any event be less than 1475 basis points (14.75%) per annum.

     Further, the term "Minimum Monthly Amortization Amount" as used in the Loan Agreement shall be and hereby is amended and restated to have the following meaning:

                  "Minimum Monthly Amortization Amount" shall mean (a) $1,000,000.00 for each of the first twelve (12) monthly Payment Dates (ending on, and including, the Payment Date which is the first Business Day of January, 2002), (b) $800,000.00 for each of the second twelve
         (12) monthly Payment Dates (ending on, and including, the Payment Date which is the first Business Day of January, 2003)(the Payment Dates referred to in this clause (b) are herein sometimes referred to as the "2002 Payment Dates"), and (c) $2,333,000.00 for the Payment Date which is the first Business Day of February, 2003 and each monthly Payment Date thereafter; provided, that if no Event of Default exists and Borrower demonstrates to Lender's satisfaction (Lender's determinations in this respect being made in Lender's sole and absolute discretion) that Borrower has incurred net reductions in actual cash flow in calendar year 2002 (not otherwise offset by virtue of higher revenues or lower expenses in respect of other aspects of Borrower's direct or indirect operations and capital programs in relation to Borrower's 2002 budget and business plan previously submitted to Lender) due to tenant bankruptcies occurring in calendar year 2002 which were unplanned and not foreseen by Borrower or Lender to occur in calendar year 2002, including losses due to rent defaults on the part of bankrupt tenants occurring prior to such tenants' bankruptcy filings, so long as such bankruptcy filings actually occur ("Proven Unplanned Tenant Bankruptcy Losses"), Lender may elect by written notice to Borrower, if Borrower requests and Lender determines in Lender's sole and absolute discretion that an adjustment to the amount of the Loan amortization is necessary and appropriate under the circumstances (including a determination that no other cash reserves are available to Borrower to address the Proven Unplanned Bankruptcy Losses) and will result in increased Borrower cash flow sufficient to pay all Borrower's operating costs and expenses for the foreseeable future notwithstanding the occurrence of Proven Unplanned Tenant Bankruptcy Losses, to reduce the amount of the Minimum Monthly Amortization Amount payable on one or more of the 2002 Payment Dates occurring after such written notice is given by Lender, in each case in an amount determined by Lender, but in no event will the Minimum Monthly Amortization Amount be reduced below $500,000.

     In addition, the term "Applicable Current Pay Rate" as used in the Loan Agreement shall have the following meaning:

                  "Applicable Current Pay Rate" shall mean the Applicable Interest Rate less 25 basis points (0.25%) per annum.

     Also, the term "Deferred Interest" as used in the Loan Agreement shall have the following meaning:

                  "Deferred Interest" shall mean the amount determined by subtracting the interest accruing on the Loan from (and including) January 1, 2002 and thereafter calculated on the basis of the Applicable Interest Rate and interest accruing on the Loan for the same period calculated on the basis of the Applicable Current Pay Rate.

     Finally, the definition of "Available Consolidated Cash Flow" as used in the Loan Agreement shall be amended as follows:

                  (i) the parenthetical in subparagraph (b) of such definition (as it appears in Exhibit B of the Loan Agreement), which presently reads "(other than the payment of Available Consolidated Cash Flow)" shall be and hereby is amended and restated to read and provide as follows:

                  "(other than payments made from Available Consolidated Cash Flow and payments made from the Special Reserve Account)"; and

                  (ii) at the end of the text of subparagraph (d) of such definition, a semicolon, rather than a period, shall be and hereby is added, followed by the addition of the word "plus" after such semi-colon and the addition of a new subparagraph (e) to such definition, which shall and hereby does read as follows:

                           "(e) actual  cash  payments  of  the  Monthly Special
                  Reserve Deposits for deposit into the Special Reserve Account during the immediately preceding Fiscal Quarter."

     2. Amendment Fee. Borrower shall pay to Lender, in consideration of Lender's execution and delivery of this Second Amendment, an amendment fee equal to $123,578.69, which shall be deemed fully and irrevocably earned and shall be paid in full on the Second Amendment Date.

     3. Amendment and Restatement of Certain Provisions. Sections 2.5, 2.6, 2.7(a) and 2.7(b)(i) of the Original Loan Agreement are hereby amended and restated to read and provide as follows, effective from (and including) January 1, 2002 and thereafter:

                           "2.5     Loan Interest and Amortization.

                           (a) Borrower shall pay in advance on the Closing Date an amount equal to the interest accruing on the Loan from the Closing Date until January 1, 2001. Commencing on February 1, 2001 (the "First Payment Date"), and continuing on the first Business Day of each and every successive calendar month thereafter (each, including the First Payment Date, a "Payment Date") through and including the Payment Date immediately prior to the Maturity Date, Borrower shall pay to Lender monthly payments of accrued interest at the Applicable Interest Rate, provided, that Borrower shall not be obligated to pay Deferred Interest until the Maturity Date or upon the earlier occurrence of an Event of Default or a payment or prepayment of all or any portion of the Loan, at which time the Deferred Interest shall become due and payable in full (or, in the case of a partial prepayment of the Loan, the Deferred Interest shall be payable in full with respect to the portion of the principal balance of the Loan paid or prepaid). Without limiting the foregoing, each payment of principal of the Loan, whether required under the provisions of Section 2.7 of this Agreement or otherwise, shall be accompanied by the Deferred Interest allocable to such portion of the Loan paid or prepaid.

                           (b) On each Payment Date, the Borrower shall pay to Lender, (i) for application in reduction of the principal balance of the Note, the Minimum Monthly Amortization Amount and (ii) the Additional Fee applicable thereto.

                           (c) Within thirty (30) days following each Quarterly Payment Date, the Borrower shall pay to Lender, for application pro rata (i) in reduction of the principal balance of the Loan, (ii) payment of the Deferred Interest allocable to the principal balance of the Loan paid under this Section 2.5(c) and (iii) to the payment of the Additional Fee associated with such payment of the principal balance of the Loan, the Available Consolidated Cash Flow for the immediately preceding Fiscal Quarter. Borrower covenants and agrees with Lender that Available Consolidated Cash Flow applicable to each Fiscal Quarter shall be available solely for the application to the Loan as required hereunder. Notwithstanding the thirty (30) day grace period specified hereunder, Borrower acknowledges and agrees that it may only apply Available Consolidated Cash Flow with respect to the immediately preceding Fiscal Quarter to the payment required under this Section 2.5(c) and shall not apply Revenues attributable to periods after the applicable Quarterly Payment Date for such payment.

     2.6 Maturity. The entire outstanding principal balance of the Note, together with accrued and unpaid interest, any Additional Fee and any other amounts due under the Note and the other Loan Documents shall be due and payable on September 30, 2003 (the "Maturity Date"), if not sooner paid in full pursuant to Section 2.7.

     2.7 Prepayments; Commitment Reductions.

                           (a) Voluntary Prepayment. Except for required principal amortization pursuant to Section 2.5, Borrower may not prepay all or any part of the principal balance of the Loan until January 1, 2002. On or after January 1, 2002, provided no Event of Default exists, the principal balance of the Note may be prepaid in whole or in part, provided that (i) written irrevocable notice of such prepayment specifying the intended date of prepayment is received by Lender not more than sixty (60) days and not less than ten (10) days prior to the date of such prepayment, (ii) such prepayment must be accompanied by all interest accrued but unpaid on the Loan (including Deferred Interest allocable to the portion of the Loan being prepaid, but excluding Deferred Interest for the portion of the Loan which remains outstanding), (iii) such prepayment must also be accompanied by all Breakage Costs, if any, with respect to such prepayment, and (iv) such prepayment must also be accompanied by the Additional Fee and all other sums due hereunder or under the other Loan Documents through the date of such prepayment. Notwithstanding anything to the contrary herein or in the Note, any notice of prepayment pursuant to this Section 2.7(a) shall be irrevocable and the principal balance of the Note specified for prepayment in such notice shall be absolutely and unconditionally due and payable on the date specified in such notice, unless (i) Borrower revokes such notice of prepayment in writing at least five (5) days prior to the date designated as the prepayment date in such notice of prepayment, and (ii) pays all of Lender's reasonable costs and expenses incurred related to such prospective prepayment.

                           (b)      Mandatory Prepayment.

     (i) Asset Dispositions. In the event of receipt by any Borrower Group Member of Asset Disposition Net Proceeds, the Borrower shall prepay the Loan (together with interest accrued on the portion of the Loan prepaid, including Deferred Interest allocable to the portion of the Loan prepaid) and the Additional Fee associated with such prepayment on the Business Day on which such Asset Disposition Net Proceeds are received.

     Any and all prepayments of the Loan required under this Section 2.7 shall be in addition to any and all other payments and prepayments of the Loan required under Section 2.5 above or otherwise under this Agreement. Any and all expenses of sale incurred or proposed to be incurred by Borrower or its Affiliates, and any and all closing and other prorations and other adjustments which affect the amount of Asset Disposition Net Proceeds, shall be subject to prior Lender review and written approval, which shall not be unreasonably withheld with respect to customary closing expenses typical for a transaction of the type being closed."

     4. Reduction of Working Capital Reserve. The figure $4,000,000 appearing twice in Section 2.15 of the Original Loan Agreement, once in Section 12.3 of the Original Loan Agreement and in subpart (d) of the definition of Available Consolidated Cash Flow in Exhibit B to the Original Loan Agreement shall be and hereby is amended in each case to reduce such figure to $3,000,000, representing a reduction, from $4,000,000 to $3,000,000, in the required minimum Working
Capital Reserve under the Loan Agreement. In no event shall Special Reserve Funds in the Special Reserve Account (each as defined in the revised Section 2.7(b)(v) set forth in paragraph 6 below) be included in the Working Capital Reserve or the determination of the amount thereof.

     5. Restatement of Schedule V Covenants. Schedule V of the Original Loan Agreement is hereby amended and restated to read as provided in Schedule V attached to this Amendment and hereby made a part hereof and of the Loan Agreement by this reference ("Amended Schedule V"). All references in the Loan Agreement to "Schedule V Covenants" shall mean and refer to the covenants and agreements set forth on Amended Schedule V.

     6. Revisions to Section 12.3. The parenthetical phrase "(provided, in the aggregate, there are sufficient funds in the six Deposit Accounts to reserve for the payment of all interest on the Note coming due on the next Payment Date and for the payment of the Minimum Monthly Amortization Amount plus the Additional Fee applicable thereto coming due on the next Payment Date (collectively referred to as the `Aggregate Deposit Requirement')", as such phrase appears in
Section 12.3(c) of the Original Loan Agreement, is hereby amended and restated to read as follows:

                  "(provided, in the aggregate, there are sufficient funds in the six Deposit Accounts to reserve for the payment of all interest on the Note and the Monthly Special Reserve Deposit coming due on the next Payment Date and for the payment of the Minimum Monthly Amortization Amount plus the Additional Fee applicable thereto coming due on the next Payment Date (collectively referred to as the `Aggregate Deposit Requirement'))"


     7. Silverthorne/Lebanon Transaction. In connection with the Silverthorne/Lebanon Transaction (as defined in Section 2.7(e) of the Loan Agreement), The Prime Outlets at Silverthorne Limited Partnership acquired the Lebanon Property (as defined in the Loan Agreement) and changed its name to The Prime Outlets at Lebanon Limited Partnership. In connection with such name change, certain of the Loan Documents shall be deemed amended and are hereby changed as follows: a) Exhibit A to that certain Partnership Interest Pledge and Security Agreement dated December 22, 2000 executed by Prime Retail Capital I, L.L.C. for the benefit of Lender is amended by deleting the reference to "The Prime Outlets at Silverthorne Limited Partnership" and substituting "The Prime Outlets at Lebanon Limited Partnership (formerly known as The Prime Outlets at Silverthorne Limited Partnership)" therefor; b) Schedule I to the Negative Pledge Agreement dated December 22, 2000 executed by Prime Retail Finance II, Inc. in favor of Lender is amended by deleting the reference to "The Prime Outlets at Silverthorne Limited Partnership" and substituting "The Prime Outlets at Lebanon Limited Partnership (formerly known as The Prime Outlets at Silverthorne Limited Partnership)" therefor; c) Schedule I to the Negative Pledge Agreement dated December 22, 2000 executed by Borrower in favor of Lender is amended by deleting the reference to "The Prime Outlets at Silverthorne Limited Partnership" and substituting "The Prime Outlets at Lebanon Limited Partnership (formerly known as The Prime Outlets at Silverthorne Limited Partnership)" therefor; d) Schedule 12.2A to the Loan Agreement is amended by deleting the reference to "The Prime Outlets at Silverthorne Limited Partnership" and substituting "The Prime Outlets at Lebanon Limited Partnership (formerly known as The Prime Outlets at Silverthorne Limited Partnership)" therefor; and e) Schedule 12.2A to the Loan Agreement shall be amended to delete the reference to the Outlet Village of Lebanon Limited Partnership. Borrower, Prime Retail Capital I, L.L.C. and Prime Retail Finance II, Inc. hereby authorize Lender to file UCC financing statement amendments to reflect the foregoing amendments.

     8. Loan Documents. This Amendment and all of the documents executed in connection herewith shall constitute Loan Documents.

     9. Ratification. The Loan Agreement (as amended hereby) and the other Loan Documents are hereby ratified and remain in full force and effect.

     10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11. Fees and Expenses. Borrower shall pay on demand the actual costs and attorney's reasonable fees and expenses incurred by Lender and not heretofore paid by Borrower in connection with this Amendment, the First Amendment, the BRWH Pledge (as defined in the First Amendment) and the BRWH Membership Pledge (as defined in the First Amendment).

     12. Governing Law. This Amendment shall be governed by the laws of the State of New York, excluding application of any principle of conflicts of laws.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.



                                  LENDER:


                                  FRIT PRT LENDING LLC,
                                  a Delaware limited liability company


                                  By:  -----------------------------------------
                                  Name:  ---------------------------------------
                                  Title: Authorized Signatory

The  undersigned  Assignee and Co-Lender  hereby  consents to and authorizes the
execution  and  delivery  of  the  foregoing   Amendment  and  the  transactions
referenced therein.



                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation


                                  By:  -----------------------------------------
                                  Name:  ---------------------------------------
                                  Title: Authorized Signatory

                                  BORROWER:

                                  PRIME RETAIL, L.P.,
                                  a Delaware limited partnership

                                  By:  PRIME RETAIL, INC.,
                                       its general partner

                                       By:  -------------------------------
                                       Name:
                                       Title:

The undersigned are executing this Amendment to acknowledge their agreement with and consent to the provisions contained in Section 7 of the foregoing Amendment.



                                  PRIME RETAIL CAPITAL I, L.L.C.,
                                  a Delaware limited liability company


                                  By:  PRIME RETAIL, L.P.,
                                       a Delaware limited partnership,
                                       its managing member

                                  By:  PRIME RETAIL INC.,
                                       a Maryland corporation,
                                       its general partner

                                       By:  --------------------------------
                                       Name:
                                       Title:



                                  PRIME RETAIL FINANCE II, INC.,
                                  a Maryland corporation


                                  By:  ----------------------------------------
                                  Name:  --------------------------------------
                                  Title:  -------------------------------------

                              CONSENT OF GUARANTOR

     The undersigned, each being a Guarantor (as defined in the Loan Agreement referred to in the foregoing Amendment) and party to certain other Loan Documents (as defined in the Loan Agreement referred to in the foregoing Amendment) do hereby consent to the foregoing Amendment, and ratify and affirm that the Guaranty and such other Loan Documents as have been heretofore executed by each of the undersigned remains in full force and effect for the benefit of Lender under the Loan Agreement, as amended by the foregoing Amendment.

     IN WITNESS WHEREOF, the undersigned have each executed and delivered this Consent of Guarantor effective as of the date of the foregoing Amendment.

                            GUARANTORS:



                            PRIME RETAIL, INC.,
                            a Maryland corporation


                            By:  ----------------------------------------
                            Name:
                            Title:


                            PRIME RETAIL CAPITAL I, L.L.C.,
                            a Delaware limited liability company


                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its managing member

                                 By:  PRIME RETAIL INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  ------------------------------
                                      Name:
                                      Title:

                            PRIME BELLPORT LAND, L.L.C.,
                            a Delaware limited liability company



                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its managing member

                                 By:  PRIME RETAIL INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  ------------------------------
                                      Name:
                                      Title:



                            PRIME HAGERSTOWN LAND, L.L.C.,
                            a Delaware limited liability company

                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its sole member

                                 By:  PRIME RETAIL, INC.,
                                      a Maryland corporation,
                                      its general partner



                                      By:  ------------------------------
                                      Name:
                                      Title:

                            PRIME WAREHOUSE ROW LIMITED PARTNERSHIP, an Illinois limited partnership


                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its general partner


                                 By:  PRIME RETAIL, INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  ------------------------------
                                      Name:
                                      Title:



                            SUN COAST FACTORY SHOPS LIMITED PARTNERSHIP,
                            a Delaware limited partnership
                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its general partner


                                 By:  PRIME RETAIL, INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  ------------------------------
                                      Name:
                                      Title:

                            PRIME OUTLETS AT SAN MARCOS II LIMITED PARTNERSHIP, a Delaware limited partnership

                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its general partner

                                 By:  PRIME RETAIL, INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  --------------------------------
                                      Name:
                                      Title:



                            CHESAPEAKE DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership


                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its general partner


                                 By:  PRIME RETAIL, INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  --------------------------------
                                      Name:
                                      Title:

                              CONSENT OF GUARANTOR

     The undersigned, being a Guarantor (as defined in the Loan Agreement referred to in the foregoing Amendment) and party to certain other Loan Documents (as defined in the Loan Agreement referred to in the foregoing Amendment) does hereby consent to the foregoing Amendment, and ratify and affirm that that certain Guaranty executed by it on June 28, 2001 and such other Loan Documents as have been heretofore executed by the undersigned remain in full force and effect for the benefit of Lender under the Loan Agreement, as amended by the foregoing Amendment.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent of Guarantor effective as of the date of the foregoing Amendment.

                            GUARANTOR:

                            PRIME RETAIL CAPITAL IV, L.L.C.,
                            a Delaware limited liability company

                            By:  PRIME RETAIL, L.P.,
                                 a Delaware limited partnership,
                                 its managing member

                                 By:  PRIME RETAIL INC.,
                                      a Maryland corporation,
                                      its general partner

                                      By:  --------------------------------
                                      Name:
                                      Title:

                                   SCHEDULE V

     The following  covenants  and  agreements of the Borrower set forth in this
Schedule V shall be and hereby are incorporated by reference as if fully set forth in the body of the Loan Agreement, and shall constitute the Schedule V Covenants as defined and referred to in the Loan Agreement. This Schedule V shall constitute the Amended Schedule V referred to in the Second Amendment.

         1.  Minimum Sale and Associated Amortization Requirements.

     (a)  Prior to May 1,  2002,  Borrower  shall  cause  the  sale of  Expanded
Properties (in each case closing after January 31, 2002; sales of Expanded Properties closed on or prior to January 31, 2002 shall not be included in determining compliance with this subparagraph 1(a)) resulting in prepayments of the principal balance of the Loan from Asset Disposition Net Proceeds (after paying the Additional Fee and Deferred Interest associated with the principal Loan amount prepaid) of not less than $8,906,000.

     (b) Prior to July 1, 2002, Borrower shall cause the sale of Expanded Properties (in each case closing after January 31, 2002; sales of Expanded Properties closed on or prior to January 31, 2002 shall not be included in determining compliance with this subparagraph 1(b)) resulting in prepayments of the principal balance of the Loan from Asset Disposition Net Proceeds (after paying the Additional Fee and Deferred Interest associated with the principal Loan amount prepaid) of not less than $24,406,000 (inclusive of the $8,906,000 prepayment required prior to May 1, 2002 under the preceding subparagraph 1(a)); provided, that the June 30, 2002 required date for the minimum prepayment from Asset Disposition Net Proceeds of $24,406,000 under this subparagraph 1(b)(but not the minimum prepayment from Asset Disposition Net Proceeds of $8,906,000 prior to May 1, 2002 required under the preceding subparagraph 1(a)) may be extended by Lender pursuant to a written notice to Borrower to a date not later than October 31, 2002 in the event Borrower demonstrates to Lender's satisfaction that Borrower is actively engaged in a transaction sufficient to satisfy the $24,406,000 threshold that has a realistic likelihood of closing in Lender's sole determination, made in Lender's sole discretion.

     (c) Prior to November 1, 2002, Borrower shall cause the sale of Expanded Properties (in each case closing after January 31, 2002; sales of Expanded Properties closed on or prior to January 31, 2002 shall not be included in determining compliance with this subparagraph 1(c)) resulting in prepayments of the principal balance of the Loan from Asset Disposition Net Proceeds (after paying the Additional Fee and Deferred Interest associated with the principal Loan amount prepaid) of not less than $25,367,000 (inclusive of the $24,406,000 prepayment required prior to July 1, 2002 under the preceding subparagraph 1(b)(subject to the extension of such July 1, 2002 date to not later than November 1, 2002 as provided in the proviso in subparagraph 1(b))).

     (d) Any  failure to  satisfy  the  provisions  of this  paragraph  1 of the
Schedule V Covenants within the time periods indicated above shall constitute an Event of Default under the Loan Agreement.

         2.  Special Reserve and Amortization.

     (a) Commencing on (and including) the Payment Date which is the first Business Day of February, 2002 and continuing until (and including) the Payment Date which is the first Business Day of January, 2003, Borrower shall pay to Lender on each Payment Date $250,000 (the "Monthly Special Reserve Deposit"), which Lender shall deposit into an interest bearing account (the "Special Reserve Account"). The Monthly Special Reserve Deposits and any interest accrued thereon (collectively, the "Special Reserve Funds") shall be held in the Special Reserve Account and applied by Lender in accordance with this paragraph 2. The Special Reserve Funds may be commingled with Lender's or its Servicer's or other representative's other funds, or funds held by them in trust for others or as security for other obligations under the Loan Documents or otherwise. The Special Reserve Account may be maintained as a subaccount under Lender's or its Servicer's or other designated representative's internal accounting methodology for accounts holding funds in addition to and other than the Special Reserve Funds. Lender shall have sole dominion, control and discretion (which may be exercised through the Servicer) over and the sole right to make withdrawals or transfers of funds from the Special Reserve Funds and the Special Reserve Account, and neither Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to withdraw any funds, investments or other properties from, the
Special Reserve Account or the Special Reserve Funds, or to give any instructions with respect to the Special Reserve Account or the Special Reserve Funds.

     (b) Subject to the provisions of this paragraph 2, the Special Reserve Funds shall be held for application to Loan amortization and the payment of Additional Fees in connection therewith, provided that if Borrower actually incurs, and produces evidence satisfactory to Lender in Lender's sole discretion that Borrower has incurred actual reductions in cash revenues in calendar year 2002 (not otherwise offset by virtue of higher revenues or lower expenses in respect of other aspects of Borrower's direct or indirect operations and capital programs in relation to Borrower's 2002 budget and business plan previously submitted to Lender) due to payment or settlement, in amounts and on terms first approved in writing by Lender, of tenant claims (including those of Dinnerware Plus Holdings, Inc. or other tenants operating under the name "Mikasa" (collectively, the "Mikasa Claims") for payments from Borrower or the Expanded Property Owners on account of alleged prior, present or future overpayment of common area pass-through charges by operation of clauses in such tenants' leases which purportedly provide or provided limitations on such pass-through charges on the basis of limitations on the pass-though charges involving, among other charges, common areas, taxes, insurance and promotional funds assessed against other tenants at the respective outlet centers (such claims, including the Mikasa Claims, are herein referred to as the "Tenant MFN Claims"; any actual cash reductions in 2002 net cash revenues due to the payment or settlement of Tenant MFN Claims on terms approved by Lender, as and when the same are actually incurred and demonstrated to have occurred to Lender's reasonable satisfaction from time to time, are herein referred to as the "Proven MFN Losses"), then, Borrower may, from time to time, but no more often than once per calendar month (and in no event after December 31, 2002), make a written request, accompanied by Borrower's certification as to the amount and nature of the Proven MFN Losses, for disbursement from the Special Reserve Funds in the amount of the then Proven MFN Losses (for which disbursement has not been previously made), whereupon Lender shall, provided no Event of Default exists and Lender has accepted Borrower's calculation of the amount and nature of the Proven MFN Losses, and further provided that Borrower demonstrates to Lender's reasonable satisfaction that Borrower shall, upon receipt of the requested Special Reserve Funds, have sufficient cash flow to pay the Proven MFN Losses and all other operating and capital costs and expenses for the reasonably foreseeable future, disburse to the Operating Account the requested Special Reserve Funds then available for disbursement and not previously otherwise applied or disbursed under this paragraph 2.

     (c) On each Payment Date which is either (1) the first Business Day of May, 2002, (2) the first Business Day of August, 2002, or (3) the first Business Day of November, 2002, the Special Reserve Funds (exclusive of the Monthly Special Reserve Deposit made on such Payment Date (such Payment Date is herein referred to as the "Application Date")) not previously otherwise applied or disbursed under this paragraph 2 shall be paid to Lender for application to the prepayment of the principal balance of the Loan and the payment of the Additional Fee associated with such prepayment, provided, that if and to the extent Borrower demonstrates prior to such Application Date, by means of an updated 2002 business plan and budget acceptable to Lender and provided by Borrower to Lender not more than thirty days nor less than ten days prior to such Application Date, that Proven MFN Losses for which disbursements have not yet been made under subparagraph 2(b) above are sufficiently likely to actually be incurred in calendar year 2002 in an amount which is in excess of the sum of the remaining Monthly Special Reserve Deposits made or to be made on the Application Date and each Payment Date thereafter (such excess is herein referred to as the "Reserve Excess") as to justify, in Lender's reasonable determination, retaining the Reserve Excess in the Special Reserve Account, then as long as Borrower has dealt with Tenant MFN Claims from the Second Amendment Date in a manner reasonably acceptable to Lender (including diligent pursuit of settlement and payment and settlement of such claims on terms reasonably satisfactory to Lender when appropriate), the application required on the Application Date to prepayment of the Loan and the associated Additional Fee shall be reduced by an amount equal to the Reserve Excess.

     (d) On the Payment Date which is the first Business Day of February, 2003, the entire remaining balance of the Special Reserve Funds shall be paid to Lender for application to the prepayment of the principal balance of the Loan and the payment of the Additional Fee associated with such prepayment.

     (e) Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest in and to and a first lien upon the Special Reserve Account and the Special Reserve Funds (collectively, the "Special Reserve Collateral") as additional security for the Loan and the payment and performance of all of the Obligations. Borrower acknowledges that the Servicer is acting as the agent of, and at the direction of, Lender in connection with the subject matter of this paragraph 2. This paragraph 2, together with the remainder of the Loan Agreement shall be deemed a security agreement within the meaning of the Uniform Commercial Code. Borrower agrees to promptly execute, acknowledge, deliver, file or do, at its sole cost and expense, all acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted by the Loan Agreement and to more fully perfect and protect any assignment, pledge, lien and security interest confirmed or purported to be created hereby, or to enable Lender to exercise and enforce its rights and remedies hereunder, in respect of the Special Reserve Collateral. If Borrower fails, after the giving of required notices, if any, and the expiration of applicable grace periods, if any, to perform any agreement or obligation contained herein, Lender may perform or cause the performance of such agreement or obligation, and the reasonable expenses of Lender incurred in connection therewith shall be payable to Lender by the Borrower.

     (f) Lender may exercise in respect of the Special Reserve Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents, or otherwise available at law or in equity. Upon the occurrence of an Event of Default, Lender may, at any time or from time to time, in addition to other rights and remedies provided for herein or otherwise available to it:

                  (1) collect, appropriate, redeem, realize upon or otherwise enforc e its rights with respect to the Special Reserve Collateral, or any part thereof, without notice to the Borrower and without the need to institute any legal action, make demand to or upon the Borrower or any other Person, exhaust any other remedies or otherwise proceed to enforce its rights;

                  (2) execute (in the name, place and stead of the Borrower) any endorsements, assignments or other instruments of conveyance which may be required for the withdrawal and negotiation of the Special Reserve Collateral;

                  (3) exercise in respect of the Special Reserve Collateral all of the rights and remedies of a secured party upon default under the Uniform Commercial Code then in effect in the applicable jurisdiction; and/or

                  (4) exercise all other rights and remedies available to Lender under applicable law, hereunder, or under any of the other Loan Documents.

     (g) Without limiting the generality of the foregoing or any other provisions of this paragraph 2 or any other provision of the Loan Agreement, the Borrower acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, it will have no further right to request or otherwise require Lender to disburse, apply or transfer Special Reserve Funds or funds from the Special Reserve Account in accordance with the terms of the Loan Agreement, it being agreed that Lender may, at its option and among other rights and remedies available to it, continue to hold the Special Reserve Funds in the Special Reserve Account or transfer and apply all or any portion of the Special Reserve Funds then or thereafter held in the Special Reserve Account to the Obligations in any order and in such manner as Lender may determine in its sole discretion.